UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: February 27, 2006
(Date of earliest event reported)
LAIDLAW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)
(630) 848-3000
(Registrant’s telephone number, including area code)
          Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On February 27 and 28, 2006, Doug Carty, Executive Vice President and Chief Financial Officer of Laidlaw International, Inc. will present a review of the Company’s strategic initiatives and financial condition to investors. The visual presentation is attached as an exhibit to this Form 8-K and is also available on the Company’s website at http://www.laidlaw.com.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
     99.1 February 2006 Investor Presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2006

LAIDLAW INTERNATIONAL, INC.

	By:	/s/ Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Corporate Development and Controller

Exhibit Index

Exhibit No.	Description
99.1	February 2006 Investor Presentation.